EXHIBIT 10.3
THIRD AMENDMENT TO THE
CHS/COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN
     WHEREAS, CHS/Community Health Systems, Inc. (the “Company”) has previously established and currently maintains the CHS/Community Health Systems, Inc. 401(k) Plan (the “Plan”); and
     WHEREAS, the Company has retained the right to amend the Plan in Section 7.1(a) of the Plan; and
     WHEREAS, the Company desires to amend the terms of the Plan.
     NOW, THEREFORE, the Plan is hereby amended in the following respects:
1. Effective as of the dates provided therein, Exhibit B of the Plan is amended as set forth in the attachment to this Third Amendment.
2. Except as otherwise provided in this Third Amendment, the Plan shall remain in full force and effect.
     SIGNED this 22nd day of February, 2010, effective as of the date set forth in the exhibits.

CHS/COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ Rachel A. Seifert
Title: SVP & GC

EXHIBIT B
Employer Contributions
1.	Effective as of January 1, 2002, the Employer will not make any Employer Contributions for Eligible Employees of Northampton Hospital Corporation whose employment is governed by a collective bargaining agreement.

2.	Effective as of January 1, 2003, a Matching Contribution shall be made on behalf of those Participants who are employed by Northampton Hospital Corporation and whose employment is not governed by a collective bargaining agreement equal to 50% of such Participant’s Elective Deferral for such Plan Year that does not exceed 6% of the Participant’s Compensation for the Plan Year. For the period beginning on July 1, 2002, and ending on December 31, 2002, the discretionary Matching Contribution was 50% of such Participant’s Elective Deferral for such Plan Year that does not exceed 6% of the Participant’s Compensation for the Plan Year

3.	Effective for the Plan Year beginning January 1, 2004, and ending on December 31, 2009, each physician Employee of Pottstown Hospital Company, LLC who is a Participant in the Plan and (i) is not a hospital-based physician, (ii) is a Non-Highly Compensated Employee, and (iii) is otherwise eligible to share in Matching Contributions shall receive a discretionary Matching Contribution in an amount equal to 50% of such Participant’s Elective Contribution for such Plan Year that does not exceed 6% of the Participant’s Compensation for the Plan Year. For purposes of the foregoing, “hospital-based physician” means a physician Employee of Pottstown Hospital Company, LLC whose primary place of employment is Pottstown Memorial Medical Center.

4.	Effective as of January 1, 2009, on behalf of those Participants who are employed by McKenzie-Willamette Medical Center Associates, LLC or Willamette Valley Medical Center, LLC whose employment is governed by a collective bargaining agreement, a Matching Contribution in an amount equal to one-half (1/2) of such Participant’s Elective Deferral for such Plan Year that does not exceed 3% of the Participant’s Compensation for the Plan Year shall be made. In addition, effective as of January 1, 2009, on behalf of those Participants who (1) are employed by McKenzie-Willamette Medical Center Associates, LLC or Willamette Valley Medical Center, LLC, (2) whose employment is governed by a collective bargaining agreement, and (3) who complete 1,000 Hours of Service, a Nonelective Contribution as follows:

Years of Service Credited under the Plan	Amount of Basic Contribution
At least 1 but less than 5	2% of the Participant’s Compensation for such Plan Year

At least 5 but less than 10	3% of the Participant’s Compensation for such Plan Year

10 or more	5% of the Participant’s Compensation

Notwithstanding the foregoing, the Employer contributions in this paragraph 4 of Exhibit B shall end on February 28, 2010, with respect to those Participants whose employment is governed by a collective bargaining agreement between (i) McKenzie-Willamette Medical Center Associates, LLC or Willamette Valley Medical Center, LLC and (ii) the Oregon Nurses Association.

5.	Effective as of January 1, 2009, on behalf of those Participants who are (1) employed by Jackson Hospital Company, LLC and (2) employed at the beginning of the last day of the Plan Year, a discretionary Matching Contribution in an amount equal to one-third (1/3) of such Participant’s Elective Deferral for such Plan Year that does not exceed 6% of the Participant’s Compensation for the Plan Year shall be made.

6.	Effective as of May 1, 2009, on behalf of those Participants who are employed by Wilkes-Barre Hospital Company, LLC, a Matching Contribution in an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that are not in excess of 1% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that exceed 1% of the Participant’s Compensation but not in excess of 6% of the Participant’s Compensation for the Plan Year shall be made.

7.	Effective as of January 1, 2010, on behalf of those Participants who are employed by Pottstown Hospital Company, LLC or Pottstown Imaging Company, LLC, a Matching Contribution in an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that are not in excess of 1% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that exceed 1% of the Participant’s Compensation but not in excess of 6% of the Participant’s Compensation for the Plan Year shall be made.

8.	Effective as of March 1, 2010, on behalf of those Participants who are employed by McKenzie-Willamette Medical Center Associates, LLC or Willamette Valley Medical Center, LLC and whose employment is governed by a collective bargaining agreement between (i) McKenzie-Willamette Medical Center Associates, LLC or Willamette Valley Medical Center, LLC and (ii) the Oregon Nurses Association, a Matching Contribution in an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that are not in excess of 1% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals (including Catch-Up Contributions made pursuant to Section 4.2(b)) that exceed 1% of the Participant’s Compensation but not in excess of 6% of the Participant’s Compensation for the Plan Year shall be made.
Note: Revised March 1, 2010.